UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2018

PINNACLE FOODS INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35844	35-2215019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Jefferson Road, Parsippany, New Jersey 07054
(Address of principal executive offices) (Zip Code)

(973) 541-6620
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07                    Submission of Matters to a Vote of Security Holders.

On October 23, 2018, Pinnacle Foods Inc. (the “Company” or “Pinnacle Foods”) held a special meeting of holders of shares of the Company’s common stock (the “Special Meeting”). The Company filed its Definitive Proxy Statement for the proposals voted upon at the Special Meeting with the Securities and Exchange Commission (the “SEC”) on September 17, 2018 (the “Definitive Proxy Statement”), which was supplemented by the Form 8-K filed by the Company with the SEC on September 27, 2018.

As of the close of business on September 4, 2018, the record date for the Special Meeting, there were approximately 119,239,673 shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting. A quorum of 93,769,781 shares of the Company’s common stock was represented in person or by proxy at the Special Meeting (representing approximately 78.63% of the shares entitled to vote at the Special Meeting). The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set out below:

1. Proposal to adopt the Agreement and Plan of Merger, dated as of June 26, 2018 (the “Merger Agreement”), by and among Pinnacle Foods Inc., a Delaware  corporation, Conagra Brands Inc., a Delaware corporation (“Conagra”), and Patriot Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Conagra.

For	Against	Abstain	Broker Non-Votes
93,179,323	116,654	473,804	0

The proposal to adopt the Merger Agreement was approved, receiving the affirmative vote of approximately 99.87% of the shares of the Company’s common stock present in person or represented by proxy at the Special Meeting and entitled to vote at the Special Meeting (representing approximately 78.14% of the Company’s common stock outstanding and entitled to vote at the Special Meeting).

2. Proposal to approve, on a nonbinding, advisory basis, the compensation that may be paid or may become payable to the Company’s named executive officers in connection with, or following, the closing of the merger contemplated by the Merger Agreement.

For	Against	Abstain	Broker Non-Votes
90,521,519	2,731,112	517,150	0

The proposal to approve, on a nonbinding, advisory basis, the compensation that may be paid or may become payable to the Company’s named executive officers in connection with, or following, the closing of the merger contemplated by the Merger Agreement was approved, receiving the affirmative vote of approximately 97.07% of the shares of the Company’s common stock present in person or represented by proxy at the Special Meeting and entitled to vote at the Special Meeting.

In connection with the Special Meeting, the Company also solicited proxies with respect to the adjournment of the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting or any adjournment or postponement thereof to adopt the Merger Agreement.  As there were sufficient votes at the time of the Special Meeting to adopt the Merger Agreement, the adjournment or postponement of the Special Meeting to solicit additional proxies for such purpose was unnecessary and such proposal was not submitted to the holders of shares of the Company’s common stock for approval at the Special Meeting.

Item 8.01                    Other Events.

On October 23, 2018, Pinnacle Foods and Conagra issued a press release announcing the results of the stockholder vote at the Special Meeting. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Pinnacle Foods and Conagra intend to close the merger contemplated by the Merger Agreement on October 26, 2018, subject to satisfaction of customary closing conditions.

Cautionary Statement Regarding Forward-Looking Statements

This document may contain statements that predict or forecast future events or results, depend on future events for their accuracy or otherwise contain “forward-looking information.” Among other things, these forward-looking statements may include statements regarding the proposed combination of Pinnacle Foods and Conagra; our beliefs relating to value creation as a result of a potential combination with Conagra; the expected timetable for completing the transaction; benefits and synergies of the transaction; future opportunities for the combined company; and any other statements regarding Pinnacle Foods’ and Conagra’s future beliefs, expectations, plans, intentions, financial condition or performance.  The words “estimates,” “expects,” “contemplates,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” “may,” “should” and variations of such words or similar expressions are intended to identify forward-looking statements.  These statements are made based on management’s current expectations and beliefs concerning future events and various assumptions and are not guarantees of future performance.  Actual results may differ materially as a result of various factors, some of which are beyond our control, including but not limited to: general economic and business conditions, deterioration of the credit and capital markets, industry trends, our leverage and changes in our leverage, interest rate changes, changes in our ownership structure, competition, the loss of any of our major customers or suppliers, changes in demand for our products, changes in distribution channels or competitive conditions in the markets where we operate, costs of integrating acquisitions, loss of our intellectual property rights, fluctuations in price and supply of raw materials, seasonality, our reliance on co-packers to meet our manufacturing needs, availability of qualified personnel, changes in the cost of compliance with laws and regulations, including environmental laws and regulations, the timing and likelihood of completion of the merger contemplated by the Merger Agreement, including the possibility that the expected synergies and value creation from the merger contemplated by the Merger Agreement will not be realized or will not be realized within the expected time period, the risk that the businesses of Pinnacle Foods and Conagra will not be integrated successfully, disruption from the merger contemplated by the Merger Agreement making it more difficult to maintain business and operational relationships, the risk that unexpected costs will be incurred, the possibility that the merger contemplated by the Merger Agreement does not close, including due to the failure to satisfy the closing conditions and the other risks and uncertainties detailed in our filings, including our Form 10-K, with the SEC as well as Conagra’s filings, including its Form 10-K, with the SEC.  There may be other factors that may cause our actual results to differ materially from the forward-looking statements.  We assume no obligation to update the information contained in this document except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated October 23, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FOODS INC.

By:	/s/ Craig Steeneck
	Name:	Craig Steeneck
	Title:	Executive Vice President and Chief Financial Officer

Dated:  October 23, 2018